UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Inflation Protected Bond Fund	May 31, 2022
PRIPX	Investor Class
TIIPX	I Class
TRZHX	Z Class
T. ROWE PRICE INFLATION PROTECTED BOND FUND

HIGHLIGHTS

■	The Inflation Protected Bond Fund recorded a negative return over the 12-month period ended May 31, 2022. The fund underperformed the Bloomberg U.S. TIPS Index and its Lipper peer group average.

■	U.S. Treasury inflation protected securities (TIPS) outperformed nominal Treasuries during the period as inflation reached multi-decade highs.

■	The fund’s out-of-benchmark holdings generally lagged the TIPS benchmark; however, our exposure to TIPS and inflation-linked securities contributed to results.

■	Although it has been difficult to forecast the path of inflation over the past year, we believe stubbornly high food and energy prices could keep headline inflation at an elevated level throughout the summer, although core inflation, which excludes the food and energy sectors, may have peaked.

Log in to your account at troweprice.com for more information.

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Market Commentary

Dear Shareholder

Global stock markets produced mostly negative returns during your fund's fiscal year, the 12-month period ended May 31, 2022, while rising bond yields weighed on returns for fixed income investors. Positive sentiment surrounding the recovering economy and corporate earnings growth in the first half of the period gave way to fears about new coronavirus variants, rising interest rates, soaring inflation, and geopolitical turmoil in the second half.

Nearly all major global and regional equity benchmarks receded during the period. Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Sector performance diverged widely, with communication services and consumer discretionary companies suffering amid the value rotation. Meanwhile, energy stocks registered exceptional returns as oil prices jumped in response to Russia's invasion of Ukraine and the ensuing commodity supply crunch.

Financial markets entered the period on an upbeat note as an improving labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.

In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.

In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains already stressed by the coronavirus. In March, the White House announced that the U.S. was cutting off all oil imports from Russia. As a result, oil prices surged to their highest level in over a decade.

Concerns about inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the impact of the fiscal and monetary stimulus enacted during the pandemic and the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.2% in April versus the year before, near multi-decade highs, driven by accelerating energy and food prices. In March, the U.S. Federal Reserve approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead to combat inflation. In addition, the Fed ended its purchases of Treasuries and agency mortgage-backed securities during the period and announced plans to begin reducing its balance sheet.

Bond indexes were broadly negative as yields rose across the U.S. Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds fared particularly poorly, experiencing significant losses as concerns over a potential slowdown in economic growth took hold.

The challenges global markets face are complex and could drive market volatility as we enter the second half of the year. Our investment teams will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, we remain focused on the ongoing geopolitical and humanitarian crisis in Ukraine, which continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.

During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented attractive opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver strong long-term risk-adjusted performance as market conditions normalize.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide inflation protection and income by investing primarily in inflation protected debt securities.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Inflation Protected Bond Fund returned -2.48% for the 12 months ended May 31, 2022, underperforming its benchmark, the Bloomberg U.S. TIPS Index, and its Lipper peer group average. (Returns for I and Z Class shares may vary, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

U.S. Treasury inflation protected securities (TIPS) recorded negative results during the 12-month reporting period due to a sharp increase in real Treasury yields over the past six months. However, elevated inflation levels led to upward adjustments of the principal value of TIPS, helping the sector to significantly outperform nominal Treasuries as well as most major fixed income sectors.

Strong consumer demand and supply chain disruptions contributed to higher prices, and the Russian invasion of Ukraine drove oil and agricultural commodity prices higher and further exacerbated inflation pressures. For the 12 months ended in May, the headline consumer price index (CPI) rose 8.6%, which was the highest reading in over 40 years. The core personal consumption expenditures (PCE) price index, the Fed’s preferred inflation gauge, came in at 4.9% in April, a four-month low but still well above the central bank’s 2% inflation target.

Inflation expectations also increased during the 12-month period. Ten-year break-even spreads, which are a measure of the market’s inflation expectations, started the 12-month period at 2.42%, but they rose to 3.02% by April, the highest level since the data series began in 2003, as sanctions on Russia drove oil prices higher. However, breakevens pulled back in May and finished the period at 2.64% amid increasing hopes that the Fed could subdue inflation.

In this environment of high inflation and with the solid outperformance of TIPS versus most other fixed income sectors, our out-of-benchmark positions weighed on our results relative to the benchmark. Our position in non-agency residential mortgage-backed securities (RMBS) was a detractor as the sector faced headwinds from rate volatility and heavy supply. Positions in nominal Treasuries, short-dated investment-grade corporates, and government-related debt also underperformed TIPS on a duration-adjusted basis.

Interest rate management also weighed on overall performance. We made tactical adjustments to our duration posture throughout the period in response to rapidly evolving economic data, geopolitical tensions, and monetary policy signals. However, our average duration position was slightly long for the 12-month period, which detracted from results as yields ultimately moved higher across the curve. Positioning along the yield curve benefited relative performance though. On average, the fund was underweight two-year maturities and overweight 30-year maturities. This helped relative results as the yield curve flattened over the period in response to an increasingly hawkish Federal Reserve.

Small positions in developed market (DM) foreign currencies paired with the U.S. dollar, which were informed by differences in fundamental growth and monetary policy trends as well as models from our quantitative research teams, were a modest negative for fund performance. Much of this was the result of the portfolio’s long U.S. dollar exposure in May when the greenback retraced some of its recent strengthening against certain DM currencies.

On the positive side, the portfolio’s inflation-linked exposures via TIPS and inflation swaps contributed to relative results as both inflation expectations and current measures of inflation increased during the period.

How is the fund positioned?

TIPS made up about 92% of the fund’s net assets at the end of the reporting period, up from 90% six months ago. We also use inflation-linked derivatives such as inflation swaps to adjust the portfolio’s overall inflation sensitivity and maintain exposure to rising inflation when investing in non-inflation-linked assets. Within the TIPS sector, we had an overweight allocation to shorter-maturity TIPS at period-end as we believe that portion of the break-even curve could outperform in the near term.

Since our last report six months ago, we reduced our allocation to out-of-benchmark credit positions by mostly eliminating our holdings in investment-grade corporates, dollar-denominated emerging market bonds, and agency mortgage-backed securities. With inflation expected to continue to run at relatively high levels, we believe TIPS offer more attractive return potential than these sectors. We also adjusted our positioning in nominal Treasuries throughout the period as relative valuations fluctuated, but we had largely eliminated this position by period-end.

Despite reducing our overall non-benchmark positioning, we took advantage of market dislocations by adding modestly to sectors that appeared to offer more attractive valuations alongside resilient fundamentals, including non-agency RMBS. We also increased our cash allocation, which should provide liquidity that can be used as more opportunities arise.

The fund uses derivatives to manage exposure to changes in break-even rates and interest rates as well as to manage positioning on the yield curve and our exposure to corporate credit. During the 12-month period, our derivatives positions had an overall positive impact on the fund’s absolute performance.

What is portfolio management’s outlook?

Inflation has proven surprisingly resilient this year and has reinforced the idea that the Federal Reserve will have to take strong action to bring it under control. In the May CPI report, which was released soon after our reporting period ended, services inflation was boosted by the strong domestic labor market as well as components that are more sensitive to the recovery from the pandemic, such as airfare and hotel prices. Goods inflation showed signs of easing, but not as fast as expected and not enough to offset the upside momentum in services.

Although it has been difficult to forecast the path of inflation over the past year, we believe stubbornly high food and energy prices could keep headline inflation at an elevated level throughout the summer, although core inflation, which excludes the food and energy sectors, may have peaked. Supply chains appear to be improving but are still far from normal. Meanwhile, wage inflation seems to be slowing amid signs of a better balance between demand and supply. In this environment, we believe that TIPS are likely to benefit from ongoing investor demand for inflation protection.

It is worth noting that TIPS, particularly longer-term TIPS, are sensitive to changes in real (inflation-adjusted) rates and could be vulnerable to the Fed tightening policy at a time when inflation is expected to decelerate. Despite this, investors should remember that an investment in TIPS can potentially help preserve real value in their portfolios over longer time periods; even low inflation can erode purchasing power.

We will remain disciplined in our investment approach and use the firm’s broad credit and interest rate research capabilities to add securities with attractive valuations to the portfolio.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

During periods of extremely low or negative interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels. However, because most of the fund’s holdings typically have an inflation adjustment feature, the fund should have less overall interest rate risk (but also a lower yield) than a traditional bond fund with a similar weighted average maturity.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield to maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield to maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

BENCHMARK INFORMATION

Note: Bloomberg® and the Bloomberg U.S. TIPS Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Z Class

	Year Ended 5/31/22	2/22/21[1] Through 5/31/21
NET ASSET VALUE		
Beginning of period	$ 13.26	$ 12.95
Investment activities		
Net investment income[2][3]	0.79	0.17
Net realized and unrealized gain/loss	(1.02)	0.14
Total from investment activities	(0.23)	0.31
Distributions		
Net investment income	(0.55)	–
Net realized gain	(0.19)	–
Total distributions	(0.74)	–
NET ASSET VALUE		
End of period	**$ 12.29**	**$ 13.26**

Ratios/Supplemental Data		
Total return[3][4]	**(2.10)%**	**2.39%**
Ratios to average net assets:[3]		
Gross expenses before waivers/payments by Price Associates	0.40%	0.40%[5]
Net expenses after waivers/payments by Price Associates	0.00%	0.00%[5]
Net investment income	6.02%	4.83%[5]
Portfolio turnover rate	233.2%	155.1%
Net assets, end of period (in thousands)	$95	$102

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

May 31, 2022

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
ASSET-BACKED SECURITIES 0.9%		
Car Loan 0.2%		
AmeriCredit Automobile Receivables Trust Series 2020-3, Class C 1.06%, 8/18/26	330	317
Ford Credit Auto Lease Trust Series 2020-A, Class B 2.05%, 6/15/23	167	167
Santander Drive Auto Receivables Trust Series 2020-4, Class C 1.01%, 1/15/26	545	538
Santander Retail Auto Lease Trust Series 2022-A, Class B 1.61%, 1/20/26 (1)	470	444
		1,466
Other Asset-Backed Securities 0.6%		
Elara HGV Timeshare Issuer Series 2016-A, Class A 2.73%, 4/25/28 (1)	355	352
HPEFS Equipment Trust Series 2021-2A, Class C 0.88%, 9/20/28 (1)	700	664
Madison Park Funding XXXVII Series 2019-37A, Class AR, CLO, FRN 3M USD LIBOR + 1.07%, 2.114%, 7/15/33 (1)	480	470
Magnetite XXV Series 2020-25A, Class A, CLO, FRN 3M USD LIBOR + 1.20%, 2.384%, 1/25/32 (1)	570	561
MVW Owner Trust Series 2018-1A, Class A 3.45%, 1/21/36 (1)	188	186
OZLM VIII Series 2014-8A, Class A1R3, CLO, FRN 3M USD LIBOR + 0.98%, 2.024%, 10/17/29 (1)	1,968	1,949
		4,182
Student Loan 0.1%		
Nelnet Student Loan Trust Series 2021-CA, Class AFX 1.32%, 4/20/62 (1)	1,330	1,235
		1,235
Total Asset-Backed Securities (Cost $7,108)		**6,883**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.1%		
Owned No Guarantee 0.1%		
DAE Funding, 1.55%, 8/1/24 (1)	315	293
Total Foreign Government Obligations & Municipalities (Cost $314)		**293**
MUNICIPAL SECURITIES 0.7%		
Arizona 0.3%		
Salt River Project Agricultural Improvement & Power Dist., Series A, 5.00%, 1/1/32 (2)	1,485	1,803
		1,803
California 0.0%		
California State Univ., Series B, 0.563%, 11/1/24	260	244
		244
Colorado 0.0%		
Denver City & County Airport System, Series C, 0.877%, 11/15/23	55	54
Denver City & County Airport System, Series C, 1.115%, 11/15/24	80	76
		130
Georgia 0.0%		
Atlanta Water & Wastewater, 0.271%, 11/1/22	45	45
Atlanta Water & Wastewater, 0.407%, 11/1/23	45	44
Atlanta Water & Wastewater, 0.616%, 11/1/24	45	42
		131
Illinois 0.2%		
Illinois, Series A, GO, 2.84%, 10/1/23	1,350	1,339
		1,339
Michigan 0.1%		
Michigan Fin. Auth., Series A-1, 0.897%, 6/1/22	100	100
Michigan Fin. Auth., Series A-1, 1.086%, 6/1/23	100	98
Michigan Fin. Auth., Series A-1, 1.376%, 6/1/24	225	215
		413
New York 0.0%		
New York Transportation Dev., Terminal 4 JFK Int'l. Airport, Series B, 1.61%, 12/1/22	50	50
		50
Texas 0.0%		
Central Texas Turnpike System, Series B, VRDN, 1.98%, 8/15/42 (Tender 8/15/22)	225	225
Dallas Area Rapid Transit, 0.397%, 12/1/22	45	45
Dallas Area Rapid Transit, 0.541%, 12/1/23	30	29
Dallas Area Rapid Transit, 0.761%, 12/1/24	25	23
		322

West Virginia 0.1%		
Tobacco Settlement Fin. Auth., Class 1 Senior Bonds, Series A, 0.947%, 6/1/22	90	90
Tobacco Settlement Fin. Auth., Class 1 Senior Bonds, Series A, 1.193%, 6/1/23	135	133
Tobacco Settlement Fin. Auth., Class 1 Senior Bonds, Series A, 1.497%, 6/1/24	180	173
		396
Total Municipal Securities (Cost $4,816)		**4,828**
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.6%		
Collateralized Mortgage Obligations 2.4%		
Angel Oak Mortgage Trust I Series 2019-2, Class A1, CMO, ARM 3.628%, 3/25/49 (1)	30	30
COLT Mortgage Loan Trust Series 2021-6, Class A1, CMO, ARM 1.907%, 12/25/66 (1)	1,565	1,462
Connecticut Avenue Securities Series 2017-C05, Class 1ED3, CMO, ARM 1M USD LIBOR + 1.20%, 2.206%, 1/25/30	222	219
Connecticut Avenue Securities Series 2018-C01, Class 1ED2, CMO, ARM 1M USD LIBOR + 0.85%, 1.856%, 7/25/30	249	247
Connecticut Avenue Securities Series 2018-C03, Class 1EB2, CMO, ARM 1M USD LIBOR + 0.85%, 1.856%, 10/25/30	584	578
Connecticut Avenue Securities Series 2018-C03, Class 1ED2, CMO, ARM 1M USD LIBOR + 0.85%, 1.856%, 10/25/30	361	358
Connecticut Avenue Securities Trust Series 2022-R01, Class 1M1, CMO, ARM SOFR30A + 1.00%, 1.584%, 12/25/41 (1)	1,002	981
Connecticut Avenue Securities Trust Series 2022-R02, Class 2M1, CMO, ARM SOFR30A + 1.20%, 1.784%, 1/25/42 (1)	670	658
Flagstar Mortgage Trust Series 2021-5INV, Class A5, CMO, ARM 2.50%, 7/25/51 (1)	763	707
FWD Securitization Trust Series 2020-INV1, Class A3, CMO, ARM 2.44%, 1/25/50 (1)	104	101

Galton Funding Mortgage Trust Series 2018-2, Class A31, CMO, ARM 4.50%, 10/25/58 (1)	40	40
Galton Funding Mortgage Trust Series 2020-H1, Class A3, CMO, ARM 2.617%, 1/25/60 (1)	237	231
GS Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 1.894%, 7/25/44 (1)	7	7
GS Mortgage-Backed Securities Trust Series 2021-PJ6, Class A8, CMO, ARM 2.50%, 11/25/51 (1)	1,310	1,209
GS Mortgage-Backed Securities Trust Series 2022-GR1, Class A5, CMO, ARM 2.50%, 6/25/52 (1)	1,917	1,761
MetLife Securitization Trust Series 2018-1A, Class A, CMO, ARM 3.75%, 3/25/57 (1)	564	558
New Residential Mortgage Loan Trust Series 2019-NQM5, Class A3, CMO, ARM 3.065%, 11/25/59 (1)	90	85
NYMT Loan Trust Series 2022-CP1, Class A1, CMO 2.042%, 7/25/61 (1)	884	840
OBX Trust Series 2019-EXP1, Class 1A3, CMO, ARM 4.00%, 1/25/59 (1)	143	138
OBX Trust Series 2020-EXP1, Class 1A9, CMO, ARM 3.50%, 2/25/60 (1)	103	98
OBX Trust Series 2020-EXP1, Class 2A1, CMO, ARM 1M USD LIBOR + 0.75%, 1.756%, 2/25/60 (1)	34	33
OBX Trust Series 2020-INV1, Class A21, CMO, ARM 3.50%, 12/25/49 (1)	53	51
Oceanview Mortgage Trust Series 2022-1, Class A5, CMO, ARM 2.50%, 12/25/51 (1)	935	859
Sequoia Mortgage Trust Series 2018-CH2, Class A3, CMO, ARM 4.00%, 6/25/48 (1)	31	31
Sequoia Mortgage Trust Series 2018-CH3, Class A2, CMO, ARM 4.00%, 8/25/48 (1)	26	25
Sequoia Mortgage Trust Series 2018-CH4, Class A2, CMO, ARM 4.00%, 10/25/48 (1)	19	19

SG Residential Mortgage Trust Series 2021-1, Class A1, CMO, ARM 1.16%, 7/25/61 (1)	838	748
Starwood Mortgage Residential Trust Series 2020-1, Class A3, CMO, ARM 2.562%, 2/25/50 (1)	180	175
Structured Agency Credit Risk Debt Notes Series 2018-DNA2, Class M2AS, CMO, ARM 1M USD LIBOR + 0.95%, 1.956%, 12/25/30 (1)	403	400
Structured Agency Credit Risk Debt Notes Series 2018-DNA3, Class M2AS, CMO, ARM 1M USD LIBOR + 0.90%, 1.906%, 9/25/48 (1)	248	246
Structured Agency Credit Risk Debt Notes Series 2018-HQA2, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 1.756%, 10/25/48 (1)	10	10
Structured Agency Credit Risk Debt Notes Series 2022-DNA1, Class M1A, CMO, ARM SOFR30A + 1.00%, 1.584%, 1/25/42 (1)	1,650	1,613
Structured Agency Credit Risk Debt Notes Series 2022-DNA2, Class M1A, CMO, ARM SOFR30A + 1.30%, 1.884%, 2/25/42 (1)	1,485	1,461
Verus Securitization Trust Series 2021-3, Class A1, CMO, ARM 1.046%, 6/25/66 (1)	739	685
Verus Securitization Trust Series 2021-8, Class A2, CMO, ARM 2.286%, 11/25/66 (1)	407	367
Wells Fargo Mortgage Backed Securities Trust Series 2021-RR1, Class A3, CMO, ARM 2.50%, 12/25/50 (1)	580	535
		17,566
Commercial Mortgage-Backed Securities 0.1%		
BX Commercial Mortgage Trust Series 2019-IMC, Class C, ARM 1M USD LIBOR + 1.60%, 2.475%, 4/15/34 (1)	560	541
New Orleans Hotel Trust Series 2019-HNLA, Class C, ARM 1M USD LIBOR + 1.589%, 2.464%, 4/15/32 (1)	270	257
		798
Residential Mortgage 0.1%		
Bayview Mortgage Fund IVc Trust Series 2017-RT3, Class A, ARM 3.50%, 1/28/58 (1)	390	381
Bayview Opportunity Master Fund IVb Trust Series 2017-SPL4, Class A, ARM 3.50%, 1/28/55 (1)	129	127

MetLife Securitization Trust Series 2017-1A, Class A, CMO, ARM 3.00%, 4/25/55 (1)	150	147
Mill City Mortgage Loan Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 7/25/59 (1)	83	83
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/25/55 (1)	10	10
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (1)	2	2
Towd Point Mortgage Trust Series 2016-4, Class A1, CMO, ARM 2.25%, 7/25/56 (1)	11	11
Towd Point Mortgage Trust Series 2017-1, Class A1, CMO, ARM 2.75%, 10/25/56 (1)	34	34
		795
Total Non-U.S. Government Mortgage-Backed Securities (Cost $20,208)		**19,159**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.0%

U.S. Government Obligations 0.0%		
Government National Mortgage Assn., CMO, 3.50%, 5/20/49	155	153
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $157)		**153**

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 92.3%

U.S. Treasury Obligations 92.3%		
U.S. Treasury Inflation-Indexed Bonds, 0.125%, 2/15/51	2,437	2,056
U.S. Treasury Inflation-Indexed Bonds, 0.125%, 2/15/52	10,033	8,530
U.S. Treasury Inflation-Indexed Bonds, 0.25%, 2/15/50	8,850	7,632
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 2/15/43	23,659	22,550
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	24,946	24,584
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	1,900	1,839
U.S. Treasury Inflation-Indexed Bonds, 0.875%, 2/15/47	12,020	12,052
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/46	10,428	10,666
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/48	758	786
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/49	13,467	14,056
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	4,256	4,680
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	27,368	28,241

U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/24	13,111	13,480
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/25	10,018	10,244
U.S. Treasury Inflation-Indexed Notes, 0.125%, 10/15/25	47,157	48,276
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/26	8,065	8,199
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	49,417	50,389
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/30 (3)	27,160	27,024
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/30	28,767	28,691
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/31	5,909	5,875
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/31	37,940	37,792
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/32	59,931	59,557
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/23	71,475	73,765
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	20,695	21,390
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27	15,947	16,346
U.S. Treasury Inflation-Indexed Notes, 0.50%, 1/15/28	5,510	5,656
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	52,019	53,855
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	77,118	80,022
U.S. Treasury Inflation-Indexed Notes, 1.75%, 1/15/28	268	294
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $707,016)		**678,527**

SHORT-TERM INVESTMENTS 2.9%

Money Market Funds 2.9%		
T. Rowe Price Treasury Reserve Fund, 0.67% (4)(5)	21,534	21,534
Total Short-Term Investments (Cost $21,534)		**21,534**

(Amounts in 000s, except for contracts)

OPTIONS PURCHASED 0.0%

Exchange-Traded Options Purchased 0.0%

Description	Contracts	Notional Amount	$ Value
U.S. Treasury Notes ten year futures contracts, Put, 6/24/22 @ $118.50 (6)	185	22,099	93
Total Options Purchased (Cost $101)			**93**

Total Investments in Securities 99.5% of Net Assets (Cost $761,254)	**$ 731,470**

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America	7/22/22	CAD	3,925	USD	3,081	$ 21
Bank of America	7/22/22	JPY	243,130	USD	1,896	(3)
Bank of America	7/22/22	USD	1,521	JPY	197,065	(13)
Bank of America	8/19/22	SEK	37,000	USD	3,791	7
Bank of America	8/19/22	USD	976	EUR	919	(15)
Bank of America	8/19/22	USD	6,632	SEK	65,585	(101)
Barclays Bank	7/22/22	AUD	2,170	USD	1,605	(47)
Barclays Bank	7/22/22	USD	1,487	AUD	2,130	(43)
Barclays Bank	8/19/22	USD	1,494	GBP	1,215	(38)
BNP Paribas	7/22/22	JPY	148,015	USD	1,165	(13)
Canadian Imperial Bank of Commerce	7/22/22	USD	749	CAD	969	(17)
Citibank	7/22/22	AUD	5,330	USD	3,773	55
Citibank	7/22/22	AUD	2,151	USD	1,565	(20)
Citibank	7/22/22	JPY	98,125	USD	759	5
Citibank	7/22/22	NZD	2,285	USD	1,549	(61)
Citibank	7/22/22	USD	1,478	AUD	2,130	(51)
Citibank	7/22/22	USD	1,547	JPY	197,745	7
Citibank	7/22/22	USD	1,532	JPY	198,885	(17)
Citibank	7/22/22	USD	1,519	NZD	2,285	32
Citibank	8/19/22	USD	2,208	GBP	1,780	(36)
Goldman Sachs	6/24/22	USD	1,816	JPY	233,475	—
Goldman Sachs	7/22/22	USD	5,281	CAD	6,833	(120)
Goldman Sachs	7/22/22	USD	752	JPY	98,125	(12)
Goldman Sachs	8/19/22	EUR	3,528	USD	3,802	1
Goldman Sachs	8/19/22	USD	737	SEK	7,460	(29)
HSBC Bank	7/22/22	USD	735	AUD	1,070	(33)
HSBC Bank	7/22/22	USD	1,134	JPY	148,015	(18)
HSBC Bank	8/19/22	USD	514	EUR	494	(18)
JPMorgan Chase	6/24/22	USD	1,836	JPY	233,475	20
JPMorgan Chase	8/19/22	GBP	2,995	USD	3,750	27
JPMorgan Chase	8/19/22	USD	2,230	EUR	2,115	(50)
Morgan Stanley	7/22/22	JPY	197,745	USD	1,547	(7)
Morgan Stanley	7/22/22	USD	1,579	AUD	2,170	20
RBC Dominion Securities	7/22/22	CAD	4,797	USD	3,732	59
RBC Dominion Securities	7/22/22	USD	716	CAD	920	(11)
UBS Investment Bank	7/22/22	JPY	395,950	USD	3,076	6
UBS Investment Bank	7/22/22	USD	1,527	AUD	2,151	(18)
UBS Investment Bank	7/22/22	USD	1,884	JPY	243,130	(8)
Net unrealized gain (loss) on open forward currency exchange contracts						$ (539)

The accompanying notes are an integral part of these financial statements.

May 31, 2022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities. The fund has three classes of shares: the Inflation Protected Bond Fund (Investor Class), the Inflation Protected Bond Fund–I Class (I Class) and the Inflation Protected Bond Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2022, no collateral had been pledged or posted by the fund to counterparties for bilateral derivatives. As of May 31, 2022, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $4,113,000 cash. As of May 31, 2022, securities valued at $3,304,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 8% and 47% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and interest rates; and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended May 31, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 7% of net assets.

Swaps The fund is subject to credit risk and inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 2% and 10% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of May 31, 2022, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2022, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $33,250,000 and $30,357,000, respectively, for the year ended May 31, 2022. Purchases and sales of U.S. government securities aggregated $1,769,362,000 and $1,599,140,000, respectively, for the year ended May 31, 2022.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to deemed distributions on shareholder redemptions and the recharacterization of distributions.

The tax character of distributions paid for the periods presented was as follows:

At May 31, 2022, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:

At May 31, 2022, the tax-basis components of accumulated net earnings (loss) were as follows:

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts. The loss carryforwards and deferrals primarily relate to post-October loss deferrals and straddle deferrals. The fund has elected to defer certain losses to the first day of the following fiscal year for post-October capital loss deferrals.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At May 31, 2022, the effective annual group fee rate was 0.29%. Effective August 1, 2017, Price Associates has contractually agreed, at least through September 30, 2022, to waive a portion of its management fee in order to limit the fund’s management fees to 0.17% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated or modified by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $1,171,000 and allocated ratably in the amounts of $899,000 for the Investor Class, $272,000 for the I Class, and less than $1,000 for the Z Class, for the year ended May 31, 2022.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $94,000 remain subject to repayment by the fund at May 31, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2022, expenses incurred pursuant to these service agreements were $97,000 for Price Associates; $419,000 for T. Rowe Price Services, Inc.; and $65,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2022, less than 1% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of May 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 7,722 shares of the Z Class, representing 100% of the Z Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Inflation Protected
Bond Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Inflation Protected Bond Fund, Inc. (the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/22

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■ $2,832,000 from short-term capital gains

■ $8,793,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For shareholders subject to interest expense deduction limitation under Section 163(j), $41,717,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Approval of New Subadvisory Agreement
At a meeting held on February 2, 2022 (February 2022 Meeting), the fund’s Board of Directors (Board) considered the initial approval of a new investment subadvisory agreement (Subadvisory Contract) that the fund’s investment adviser, T. Rowe Adviser, Inc. (Adviser), entered into with T. Rowe Hong Kong Limited (Subadviser) on behalf of the fund. The Subadvisory Contract authorizes the Subadviser to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that Adviser will retain oversight responsibilities with respect to the fund. The Board also noted that the new subadvisory arrangement will not change the total advisory fees paid by the fund. However, under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund.

At the February 2022 Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Contract. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and its Adviser. At the time of the February 2022 Meeting, the fund’s Advisory Contract had most recently been approved by the Board at a meeting held on March 8–9, 2021 (March 2021 Meeting). The factors considered by the Board at the February 2022 Meeting in connection with approval of the proposed Subadvisory Contract were substantially similar to the factors considered at the March 2021 Meeting in connection with the approval to continue the Advisory Contract. A discussion of the basis for the Board’s approval of the Advisory Contract at the March 2021 Meeting had been included in the fund’s semiannual shareholder report for the period ended May 31, 2021.

Following discussion at the February 2022 Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Adviser and Subadviser on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective February 3, 2022, with the initial term extending through April 30, 2024. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Continuation of Investment Management Agreement
At a meeting held on March 7–8, 2022 (March 2022 Meeting), the fund’s Board considered the continuation of the Advisory Contract between the fund and its Adviser. At the March 2022 Meeting, the Board did not consider the continuation of the Subadvisory Contract in place on behalf of the fund since that agreement was recently approved at the February 2022 Meeting and does not expire until April 30, 2024. At the March 2022 Meeting, the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the March 2022 Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the March 2022 Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
 The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation on the total expense ratio of the Investor Class and a contractual expense limitation on the operating expenses of the I Class). In addition, the fund has a contractual limitation in place whereby the Adviser has agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.17% of the fund’s average daily net assets. Unlike the other expense limitations, any fees waived under this management fee waiver agreement are not subject to reimbursement to the Adviser by the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
 The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second quintile (Expense Group) and first quintile (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, at the March 2022 Meeting the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels(b) (1959) 2018 [0]	President, The Johns Hopkins University and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Funds.
(c)Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [0]	Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Inflation Protected Bond Fund	Principal Occupation(s)

Lior Almog (1991) Vice President	Assistant Vice President, T. Rowe Price

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian J. Brennan, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Armando (Dino) Capasso (1974) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019); Senior Vice President and Senior Counsel, Pacific Investment Management Company LLC (to 2017)

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc. and Price International

Gary J. Greb (1961) Vice President	Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Cheryl Hampton (1969) Vice President	Vice President, T. Rowe Price

Geoffrey M. Hardin (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Keir R. Joyce, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Kersse (1989) Vice President	Vice President, T. Rowe Price

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Michael K. Sewell (1982) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Christopher J. Temple, CFA (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,959,000 and $3,481,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2022